EXHIBIT 1.01

Mattel, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2017

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2017 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries.

Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its family of companies, as applicable.

I.	Introduction

Products Covered by This Report

Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following major brand categories:

•	Mattel’s Power Brands, which includes Barbie, Hot Wheels, Fisher-Price and Thomas & Friends, and American Girl.

•	Mattel’s Toy Box, which includes Owned Brands such as MEGA BLOKS, Uno, Enchantimals, Monster High, Polly Pocket, Fireman Sam, and Matchbox, and Partner Brands such as Disney’s CARS and Mickey Mouse Clubhouse, WWE Wrestling, Nickelodeon’s Shimmer and Shine and Blaze and the Monster Machines, DC Comics’ Batman and DC Super Hero Girls, Warner Brothers’ Jurassic World, Universal’s Fast and Furious, Mojang’s Minecraft, and Choirock’s Mecard.

Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II.	Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting conflict-free sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (“the Consultant”), to assist with the Company’s 2017 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Responsible Mineral Initiative’s (“RMI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long-standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

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Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 119 such “at-risk” suppliers. The Company then surveyed the 119 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, up to five reminder emails were sent to each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by RMI’s Responsible Minerals Assurance Process, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict-free, the Company will take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub-suppliers to ensure alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi-stakeholder efforts and industry-wide collaboration focused on procuring conflict-free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

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Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at

http://corporate.mattel.com/about-us/2017MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf.

III.	Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin and the particular facility’s conflict-free certification status.

IV.	Future Steps to Mitigate Risk

Mattel will continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•	Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;

•	Encouraging suppliers to use certified conflict-free sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;

•	Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;

•	Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to insure supplier’s ability to complete their input accurately; and

•	Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.

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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as conflict-free.

The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Almalyk Mining and Metallurgical Complex*	DRC- Congo (Kinshasa), Zambia

Gold	Asaka Riken Co., Ltd.*	Burundi, Rwanda

Gold	CCR Refinery - Glencore Canada Corporation*	DRC- Congo (Kinshasa)

Gold	Elemetal Refining, LLC*	Rwanda

Gold	Jiangxi Copper Company Limited*	Rwanda

Gold	Mitsubishi Materials Corporation*	Congo (Brazzaville)

Gold	Nihon Material Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

Gold	Prioksky Plant of Non-Ferrous Metals	Rwanda

Gold	Rand Refinery (Pty) Ltd*	DRC- Congo (Kinshasa), Tanzania

Gold	Samduck Precious Metals*	Rwanda

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	DRC- Congo (Kinshasa)

Tantalum	Conghua Tantalum and Niobium Smeltry*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Duoluoshan*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	F&X Electro-Materials Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Global Advanced Metals Aizu*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Global Advanced Metals Boyertown*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

Tantalum	H.C. Starck Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	H.C. Starck Hermsdorf GmbH*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tantalum	H.C. Starck Inc.*	Burundi, Congo (Brazzaville), Rwanda

Tantalum	H.C. Starck Ltd.*	Rwanda

Tantalum	H.C. Starck Smelting GmbH & Co. KG*	Burundi, Congo (Brazzaville), DRC- Congo (Kinshasa),Rwanda

Tantalum	H.C. Starck Tantalum and Niobium GmbH*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	DRC- Congo (Kinshasa)

Tantalum	Kemet Blue Metals*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Kemet Blue Powder	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	LSM Brasil S.A.*	DRC- Congo (Kinshasa)

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Taki Chemical Co., Ltd.	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Ulba Metallurgical Plant JSC*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tin	CV United Smelting*	Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda

Tin	CV Venus Inti Perkasa*	Congo (Brazzaville),

Tin	EM Vinto*	Congo (Brazzaville), DRC- Congo (Kinshasa)

Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	Burundi

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	DRC- Congo (Kinshasa)

Tin	Malaysia Smelting Corporation (MSC)*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), South Sudan, Tanzania, Uganda, Zambia

Tin	Metallo Belgium N.V.*	DRC- Congo (Kinshasa)

Tin	Operaciones Metalurgical S.A.*	DRC- Congo (Kinshasa)

Tin	PT Bangka Tin Industry*	DRC- Congo (Kinshasa)

Tin	PT Bukit Timah*	DRC- Congo (Kinshasa)

Tin	PT Eunindo Usaha Mandiri*	DRC- Congo (Kinshasa), Rwanda

Tin	PT Stanindo Inti Perkasa*	DRC- Congo (Kinshasa)

Tin	PT Sumber Jaya Indah*

	PT Timah (Persero) Tbk Kundur*	DRC- Congo (Kinshasa), Rwanda

Tin	PT Timah (Persero) Tbk Mentok*	DRC- Congo (Kinshasa)

	PT Tinindo Inter Nusa*	DRC- Congo (Kinshasa), Rwanda

Tin	Thaisarco*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tungsten	A.L.M.T. Tungsten Corp.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Rwanda

Tungsten	H.C. Starck GmbH*	Rwanda

Tungsten	Hydrometallurg, JSC*	DRC- Congo (Kinshasa)

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low to medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	South Africa
Gold	Argor-Heraeus SA*	South Africa
Gold	Asaka Riken Co., Ltd.*	Mozambique
Gold	Daye Non-Ferrous Metals Mining Ltd.*	South Africa
Gold	Do Sung Corporation*	South Africa
Gold	Eco-System Recycling Co., Ltd.*	Mozambique
Gold	Emirates Gold DMCC*	United Arab Emirates
Gold	Gold Refinery of Zijin Mining Group Co., Ltd*	Mozambique
Gold	Heraeus Ltd. Hong Kong*	Mozambique, South Africa
Gold	Heraeus Precious Metals GmbH & Co. KG*	United Arab Emirates
Gold	LS-NIKKO Copper Inc.*	South Africa
Gold	Metalor Technologies (Suzhou) Ltd.*	South Africa
Gold	Mitsubishi Materials Corporation*	Mozambique
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	United Arab Emirates
Gold	Nihon Material Co. LTD*	Mozambique
Gold	PAMP SA*	South Africa
Gold	Prioksky Plant of Non-Ferrous Metals*	Mozambique
Gold	PX Precinox S.A.*	Mozambique
Gold	Rand Refinery (Pty) Ltd.*	Mozambique, South Africa
Gold	Samduck Precious Metals*	Mozambique
Gold	Tanaka Kikinzoku Kogyo K.K.*	South Africa
Gold	Yamakin Co., Ltd.*	Mozambique
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corp*	Mozambique
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Mozambique
Tantalum	Exotech Inc.*	Mozambique
Tantalum	Global Advanced Metals Boyertown*	Mozambique
Tantalum	H.C. Starck Co., Ltd.*	Kenya, Mozambique, South Africa
Tantalum	H.C. Starck Hermsdorf GmbH*	Mozambique
Tantalum	H.C. Starck Inc.*	Mozambique
Tantalum	H.C. Starck Ltd.*	Mozambique
Tantalum	H.C. Starck Tantalum and Niobium GmbH*	Mozambique
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited*	Kenya, Mozambique, South Africa
Tantalum	Kemet Blue Metals*	Mozambique, South Africa
Tantalum	Kemet Blue Powder*	Mozambique
Tantalum	Metallurgical Products India Pvt., Ltd.8	Kenya, Mozambique, South Africa
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Mozambique
Tantalum	Ulba Metallurgical Plant JSC*	Mozambique
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.*	Kenya, Mozambique, South Africa

Tin	Malaysia Smelting Corporation (MSC)*	Kenya, Mozambique, South Africa
Tin	PT DS Jaya Abadi*	Mozambique
Tin	PT Stanindo Inti Perkasa*	Mozambique
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Mozambique
Tungsten	H.C. Starck Tungsten GmbH*	Mozambique
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	Mozambique
Tungsten	Kennametal Huntsville*	South Africa

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little to no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Abington Reldan Metals, LLC*	United States

Gold	Advanced Chemical Company*	Indonesia, Peru, United States

Gold	Aida Chemical Industries Co. Ltd.*	Bolivia, Canada, Japan, Peru, Portugal, Spain

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	Brazil, China, Germany, Japan, Laos, Nigeria, Philippines, Sierra Leone, Thailand

Gold	Almalyk Mining and Metallurgical Complex	Argentina, Australia, Brazil, Canada, Chile, China, Germany, Japan, Mexico, Peru, Switzerland, United States, Uzbekistan

Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	Australia, Brazil

Gold	Argor-Heraeus SA*	Argentina, Chile, China, Germany, Hong Kong, Indonesia, Philippines, Singapore, Switzerland

Gold	Asahi Pretec Corporation*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Gold	Asahi Refining Canada Limited*	Australia, Canada, Japan

Gold	Asahi Refining USA Inc*	Uzbekistan, Chile, Canada, China, Indonesia, Hong Kong, Australia, Malaysia, United States, Bermuda, Peru

Gold	Asaka Riken Co., Ltd. *	Armenia, Japan, Mexico, Niger, Nigeria

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.*	Australia, Brazil, Indonesia, Turkey

Gold	Aurubis AG*	Brazil, Canada, China, Germany, Hong Long, Indonesia, Japan, unites States

Gold	Bangko Sentral ng Pilipinas* (Central Bank of the Philippines)	Brazil, Canada, China, Indonesia, Italy, Philippines

Gold	Boliden AB*	Canada, China, Finland, Indonesia, Ireland, Sweden

Gold	C. Hafner GmbH + Co. KG*	Australia, Brazil, Chile, China, Germany, Japan, Peru

Gold	Caridad*	Bolivia, Chile, China, Japan, Mexico, Republic of Korea

Gold	CCR Refinery—Glencore Canada Corporation*	Australia, Argentina, Canada, Chile, China, Germany, Indonesia, Japan, Peru, Switzerland, Unites States

Gold	Cendres + Metaux S.A.*	Australia, Germany, Switzerland

Gold	Chimet S.P.A.*	Australia, Italy, Mexico, Turkey

Gold	Chugai Mining*	Australia, Canada, Chile, Indonesia, Japan, Peru, United States

Gold	Daejin Indus Co., Ltd.*	Japan, Republic of Korea

Gold	Daye Non-Ferrous Metals Mining Ltd.*	Australia, Belgium, Canada, Chile, China, Hong Kong, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom ,United States, Uzbekistan

Gold	Doduco Contacts and Refining GmbH*	Australia, Canada, Chile, China, Germany, Hong Kong, Japan, Peru, United States

Gold	Dowa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungry, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Do Sung Corporation*	Australia, Brazil, Republic of Korea

Gold	Eco-System Recycling Co., Ltd.*	Australia, Bolivia, Canada, Indonesia, Japan

Gold	Elemetal Refining, LLC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungry, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Geib Refining Corporation*	China, United States

Gold	Gold Refinery of Zijin Mining Group Co., Ltd*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan

Gold	Great Wall Precious Metals Co., Ltd. of CBPM*	China, Russian Federation

Gold	Guangdong Jinding Gold Limited*	Australia, Brazil, China, Peru, Taiwan

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.*	China

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.*	China, Republic of Korea

Gold	Heimerle + Meule GmbH*	Austria, Australia, Canada, China, Germany, Hong Kong, Malaysia, Mexico, Mongolia, Philippines

Gold	Heraeus Metals Hong Kong Ltd*	Australia, Canada China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan, Thailand, Vietnam

Gold	Heraeus Precious Metals GmbH & Co. KG*	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Switzerland, United States

Gold	Hunan Chenzhou Mining Co., Ltd.*	Austrailia, Canada, China, Switzerland

Gold	HwaSeong CJ CO., LTD.*	Austrailia, Canada, China, Hong Kong, Japan, Mexico, Republic of Korea, United States

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	China. Mexico, Mongolia

Gold	Ishifuku Metal Industry Co., Ltd.*	Australia, Canada, China, Japan, United States

Gold	Istanbul Gold Refinery*	Turkey

Gold	Japan Mint*	Australia, Italy, Japan, Mexico

Gold	Jiangxi Copper Company Limited*	Chile, China, Japan, United States

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	Austrailia, Canada, Japan, Russian Federation

Gold	JSC Uralelectromed*	Australia,, Brazil, Russian Federation, Switzerland, Taiwan

Gold	JX Nippon Mining & Metals Co., Ltd.*	Chile, Saudi Arabia, Taiwan, United Kingdom

Gold	Kazakhmys Smelting LLC*	Kazakhstan, Kyrgyzstan

Gold	Kazzinc*	Australia, China, Japan, Kazakhstan, Peru, Switzerland, Taiwan,

Gold	Kennecott Utah Copper LLC*	China, United States

Gold	KGHM Polska Miedz Spolka Akcyjna*	Chile

Gold	Kojima Chemicals Co., Ltd.*

Argentina, Australia, Austria, Belgium, Bolivia,

Brazil, Cambodia, Canada, Chile, China, Colombia,

Czech Republic, Djibouti, Ecuador, Egypt, Estonia,

Ethiopia, France, Germany, Guyana, Hungary,

India, Indonesia, Ireland, Israel, Ivory Coast,

Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal,

Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom,

United States, Viet Nam, Zimbabwe

Gold	Kyrgyzaltyn JSC*	Australia, Brazil, Kyrgyzstan

Gold	L’azurde Company For Jewelry*	Australia, Canada, Japan, Saudi Arabia, Taiwan

Gold	Lingbao Gold Co., Ltd.*	China

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.*	China

Gold	LS-NIKKO Copper Inc.*	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan Kazakhstan, Mexico, Peru, Republic of Korea, Singapore, South Africa, United States

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.*	China

Gold	Materion*

Argentina, Australia, Austria, Belgium, Bolivia,

Brazil, Cambodia, Canada, Chile, China, Colombia,

Czech Republic, Djibouti, Ecuador, Egypt, Estonia,

Ethiopia, France, Germany, Guyana, Hungary,

India, Indonesia, Ireland, Israel, Ivory Coast,

Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal,

Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom,

United States, Viet Nam, Zimbabwe

Gold	Matsuda Sangyo Co., Ltd.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States

Gold	Metalor Technologies (Hong Kong) Ltd*	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States

Gold	Metalor Technologies SA*	Canada, China, Hong Kong, Sweden, Switzerland, United Kingdom, United States

Gold	Metalor Technologies (Singapore) Pte., Ltd.*	China, Singapore, Switzerland

Gold	Metalor USA Refining Corporation*	China, Mexico, Singapore, Switzerland, United States

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	China, Mexico

Gold	Mitsubishi Materials Corporation*	Argentina, Australia, Canada, Chile, Indonesia, Papua New Guinea, Peru

Gold	Mitsui Mining and Smelting Co., Ltd.*	Australia, Canada, China, Japan,

Gold	MMTC-PAMP India Pvt., Ltd.*	India, United States

Gold	Morris and Watson*	New Zealand, United States

Gold	Moscow Special Alloys Processing Plant*	Bolivia, China, Russian Federation

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Saudi Arabia, Turkey

Gold	Navoi Mining and Metallurgical Combinat*	China, Indonesia, United States, Uzbekistan

Gold	Nihon Material Co. LTD*	Australia, Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Austria, Indonesia

Gold	Ohura Precious Metal Industry Co., Ltd.*

Argentina, Australia, Austria, Belgium, Bolivia,

Brazil, Cambodia, Canada, Chile, China, Colombia,

Czech Republic, Djibouti, Ecuador, Egypt, Estonia,

Ethiopia, France, Germany, Guyana, Hungary,

India, Indonesia, Ireland, Israel, Ivory Coast,

Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

Gold	OJSC Novosibirsk Refinery*	Bolivia, Brazil, Canada, China, Italy, Malaysia, Peru, Philippines, Russian Federation, Switzerland

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)*	Russian Federation

Gold	PAMP S.A.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdom, United States

Gold	Penglai Penggang Gold Industry Co Ltd*	China

Gold	Prioksky Plant of Non-Ferrous Metals*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Russian Federation, Sierra Leone, Zimbabwe

Gold	PT Aneka Tambang (Persero) Tbk*	Australia, Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru, Switzerland

Gold	PX Precinox S.A.*	Australia, Canada, Switzerland

Gold	Rand Refinery (Pty) Ltd.*	Australia, Austria, Canada, China, Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Namibia, Philippines, Switzerland

Gold	Refinery of Seemine Gold Co., Ltd.*	China

Gold	Republic Metals Corporation*	United States

Gold	Royal Canadian Mint*	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland, United States

Gold	Sabin Metal Corp.*	Brazil, Canada, China, Mexico, Portugal Russian Federation, United States

Gold	Safimet S.P.A*	Italy

Gold	Safina A.S.*	Czech Republic

Gold	Samduck Precious Metals*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Republic of Korea, Sierra Leone, Thailand, United States, Zimbabwe

Gold	Samwon Metals Corp.*	Australia, Canada, China. Hong Kong Republic of Korea, Sweden

Gold	SAXONIA Edelmetalle GmbH*	Germany

Gold	Schone Edelmetaal B.V.*	Australia, Belgium, China, Germany, Hong Kong, Netherlands

Gold	SEMPSA Joyeria Plateria S.A.*	Spain

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.*	Russian Federation

Gold	Shandong Zhaojin Gold & Silver Refinery Co.*	China, Japan, United States

Gold	Singway Technology Co., Ltd.*

Argentina, Australia, Austria, Belgium, Bolivia,

Brazil, Cambodia, Canada, Chile, China, Colombia,

Czech Republic, Djibouti, Ecuador, Egypt, Estonia,

Ethiopia, France, Germany, Guyana, Hungary,

India, Indonesia, Israel, Ivory Coast,

Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

Gold	So Accurate Group, Inc.*	China, Taiwan, United States

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	Germany, Russian Federation, Taiwan

Gold	Solar Applied Materials Technology Corp.*

Argentina, Australia, Austria, Belgium, Bolivia,

Brazil, Cambodia, Canada, Chile, China, Colombia,

Czech Republic, Djibouti, Ecuador, Egypt, Estonia,

Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast,

Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal,

Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom,

United States, Viet Nam, Zimbabwe

Gold	Sumitomo Metal Mining Co., Ltd.*	Chile, Indonesia, Japan, Peru, United States

Gold	Tanaka Kikinzoku Kogyo K.K.*	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom, United States, Uzbekistan

Gold	T.C.A S.p.A*	Italy

Gold	The Refinery of Shandong Gold Mining Co. Ltd*	China, Peru

Gold	Tokuriki Honten Co., Ltd*	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States

Gold	Tongling Nonferrous Metals Group Co., Ltd.*	China

Gold	Torecom*	Bolivia, Brazil, Chile, China, Indonesia, Mexico, Republic of Korea, Russian Federation

Gold	Umicore Brasil Ltda.*	Austria, Brazil, Japan

Gold	Umicore Precious Metals Thailand*	China, Peru, Thailand

Gold	Umicore SA Business Unit Precious Metals Refining*	Bolivia, Canada, China, Japan

Gold	United Precious Metal Refining, Inc.*	Australia, Belgium, Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand, United States

Gold	Valcambi SA*	Australia, Hong Kong, Japan, Switzerland, Taiwan

Gold	Western Australian Mint trading as The Perth Mint*	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Papua New Guinea, Peru, South Korea

Gold	WIELAND Edelmetalle GmbH*	Germany

Gold	Yamakin Co., Ltd.*	Australia, Brazil, Canada, China, Japan, United States

Gold	Yokohama Metal Co., Ltd.*	Brazil, China, Japan, Malaysia, Spain

Gold	Yunnan Copper Industry Co., Ltd.*	Canada, Chile, China, United States

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Philippines, Switzerland, Thailand

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Australia, Brazil, Canada, China, Russian Federation, Thailand

Tantalum	D Block Metals, LLC*	United States

Tantalum	Duoluoshan*

Argentina, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom,

United States, Viet Nam, Zimbabwe

Tantalum	Exotech Inc.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	F&X Electro-Materials Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	FIR Metals & Resource Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Aizu*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Boyertown*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Hermsdorf GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Inc.*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States, Zimbabwe

Tantalum	H.C. Starck Ltd.*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States, Zimbabwe

Tantalum	H.C. Starck Smelting GmbH & Co. KG*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Tantalum and Niobium GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Kemet Blue Metals*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Ghana, Guinea, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mali, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Kemet Blue Powder*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	LSM Brasil S.A. *	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

	Metallurgical Products India Pvt., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Jersey, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Mineracao Taboca S.A.*	Brazil

Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Australia, Brazil, Chile, Japan, Malaysia, United Kingdom

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	NPM Silmet AS*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	QuantumClean*	Brazil, Poland, United States

Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.*	China, Peru, Russian Federation

Tantalum	Solikamsk Magnesium Works OAO*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Taki Chemical Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Telex Metals*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Ulba Metallurgical Plant JSC*	Argentina, Australia, Austria, Belarus, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	XinXing Haorong Electronic Material Co., Ltd.*	China

Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum

Tin	Alpha*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Jersey, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	An Vinh Joint Stock Mineral Processing Company*	Brazil, Turkey, Vietnam

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	China

Tin	China Tin Group Co, Ltd.*	China, Indonesia, Mexico, Russian Federation, Switzerland, United States

Tin	CNMC (Guangxi) PGMA Co., Ltd.*	Belgium, Bolivia, Brazil, Canada, Chile, China France, Indonesia, Malaysia, Peru, Thailand, United States

Tin	CV Ayi Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	CV Gita Pesona*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	CV United Smelting*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	CV Venus Inti Perkasa*	Canada, Chile, Germany, Guyana, Indonesia, Japan, Mexico, Peru, Suriname, Switzerland

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company*	Brazil, Canada, Chile, China, United States, Vietnam

Tin	EM Vinto*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, ,Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Estanho de Rondonia S.A.*	Brazil, Taiwan

Tin	Fenix Metals*	Australia, Brazil, Bolivia, China, Indonesia, Poland

Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd. *	China

Tin	Huichang Jinshunda Tin Co. Ltd	China

Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Malaysia Smelting Corporation (MSC)*	Argentina, Australia, Austria, Belgium, Cambodia, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan,Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Melt Metais e Ligas S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Metallic Resources, Inc.*	United States

Tin	Metallo Belgium N.V.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Metallo Spain S.L.U.*	Spain

Tin	Mineração Taboca S.A.*	Brazil, Thailand

Tin	Minsur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Mitsubishi Materials Corporation*	Canada, Indonesia, Japan, Papua New Guinea

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company*	Estonia, Vietnam

Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	Bolivia, Brazil, Canada, China, Japan, Malaysia, Netherlands, Peru, Philippines, Thailand

Tin	O.M. Manufacturing Philippines, Inc.*	Philippines

Tin	Operaciones Metalurgical S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Aries Kencana Sejahtera*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Artha Cipta Langgeng*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Myanmar, Mexico, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	PT ATD Makmur Mandiri Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Babel Inti Perkasa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Myanmar, MongoliaNamibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	PT Bangka Prima Tin*	Australia, Belgium, Bolivia, Chile, China, Czech Republic, Djibouti, Ecuador, Estonia, Ethiopia, France, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Laos, Malaysia, Mongolia, Myanmar, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, Vietnam, Zimbabwe

Tin	PT Bangka Tin Industry*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Belitung Industri Sejahtera*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Bukit Timah*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Poland, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT DS Jaya Abadi*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Poland, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Eunindo Usaha Mandiri*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Inti Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Karimun Mining*	Indonesia, Russian Federation

Tin	PT Mitra Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, , Kyrgyzstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Panca Mega Persada*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Premium Tin Indonesia*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	PT Prima Timah Utama*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Refined Banka Tin*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sariwiguna Binasentosa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Stanindo Inti Perkasa*	Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sukses Inti Makmur*	Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sumber Jaya Indah*	Bolivia, Brazil, China, Ethiopia, India, Indonesia, Malaysia, Niger, Nigeria, Thailand

Tin	PT Timah (Persero) Tbk Kundur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Timah (Persero) Tbk Mentok*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Tinindo Inter Nusa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Tommy Utama*	Indonesia

Tin	Ruida Hung*	Brazil, China, Japan, Taiwan

Tin	Soft Metais, Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Thaisarco*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company*	Indonesia, Vietnam

Tin	White Solder Metalurgia e Mineração Ltda.*	Brazil, China, Germany, Peru, Thailand

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	China, Singapore

Tin	Yunnan Tin Group (Holding) Company Limited*	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States

Tungsten	A.L.M.T. Tungsten Corp. *	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Global Tungsten & Powders Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	H.C. Starck Tungsten GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hydrometallurg, JSC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Japan New Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.*	China

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	China, Republic of Korea

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru, Russian Federation

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore, United States

Tungsten	Kennametal Fallon*	Bolivia, China, Portugal, Russian Federation, Vietnam, United States

Tungsten	Kennametal Huntsville*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Niagara Refining LLC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Wolfram Bergbau und Hütten AG*	Australia, Austria, China

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Australia, Brazil, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Spain, Thailand

Tungsten	Xiamen Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe